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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2005

                                  TOROTEL, INC.
             (Exact name of registrant as specified in its charter)

               Missouri                  1-8125              44-0610086
  (State or other jurisdiction of     (Commission         (I.R.S. Employer
            incorporation)            File Number)        Identification No.)


                           620 North Lindenwood Drive
                                Olathe, KS 66062
                (Address of principal executive office)(Zip Code)

                                 (913) 747-6111
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 4.01    Changes in Registrant's Certifying Accountant.

      On August 22, 2005, the Audit Committee of the Board of Directors of Torotel, Inc. (the "Company") dismissed Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm. This dismissal followed the Audit Committee's receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ending April 30, 2006. The audit reports of Grant Thornton on the Company's consolidated financial statements as of and for the two fiscal years ended April 30, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through August 22, 2005, there were no disagreements between the Company and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Company's two most recent fiscal years or through August 22, 2005.

      On August 22, 2005, the Audit Committee engaged Mayer Hoffman McCann P.C., effective August 22, 2005, to serve as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2006. During the Company's two most recent fiscal years, and subsequently through the effective date of the engagement of Mayer Hoffman McCann P.C., neither the Company nor any person acting on behalf of the Company consulted with Mayer Hoffman McCann P.C. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Item 304 (a)(1)(iv) of Regulation S-B.

      The Company provided Grant Thornton with a copy of this Form 8-K prior to its original filing with the Securities and Exchange Commission and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of such letter was received by e-mail from Grant Thornton on September 1, 2005, and has been filed as Exhibit 16.1 to this amended Form 8-K.

Item 9.01    Financial Statements and Exhibits

      (d)  Exhibits

           Exhibit No.              Description
           ----------               -----------

            16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission







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                                  Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TOROTEL, INC.


                                    By:   /s/  H. James Serrone
                                         -------------------------------
                                          Vice President of Finance and
                                          Chief Financial Officer



Date:  September 2, 2005